FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, July 30, 2024. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on July 31, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for Monthly Distribution as of June 30, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0413 (67%)	$0.00 (0%)	$0.00 (0%)	$0.0202 (33%)

Cumulative Estimated Allocations fiscal year-to-date as of June 30, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.3690	$0.2317 (63%)	$0.0170 (5%)	$0.00 (0%)	$0.1203 (32%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 06/30/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 6/30/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 6/30/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 06/30/2024)[4]
2.62%	10.45%	3.70%	5.23%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through June 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through June 30, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through June 30, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through June 30, 2024), as a percentage of the Fund’s NAV as of June 30, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of June 30, 2024. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, August 29, 2024.
Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on August 30, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for August Monthly Distribution as of July 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0425 (69%)	$0.00 (0%)	$0.00 (0%)	$0.0190 (31%)

Cumulative Estimated Allocations fiscal year-to-date as of July 31, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.4305	$0.2730 (63%)	$0.0170 (4%)	$0.00 (0%)	$0.1405 (33%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 7/31/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 7/31/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 7/31/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 7/31/2024)[4]
2.78%	10.41%	4.89%	6.07%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through July 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through July 31, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through July 31, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through July 31, 2024), as a percentage of the Fund’s NAV as of July 31, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of July 31, 2024. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, September 27, 2024. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on September 30, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for September Monthly Distribution as of August 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0437 (71%)	$0.0025 (4%)	$0.00 (0%)	$0.0153 (25%)

Cumulative Estimated Allocations fiscal year-to-date as of August 31, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.4920	$0.3155 (64%)	$0.0170 (4%)	$0.00 (0%)	$0.1595 (32%)

The Fund has experienced a cumulative loss in undistributed net realized and unrealized capital gains and losses totaling $1.6354 per share. Of that amount, $0.4783 per share represents unrealized depreciation of portfolio securities.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 8/31/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 8/31/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 8/31/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 8/31/2024)[4]
2.97%	10.39%	5.95%	6.93%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through August 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through August 31, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through August 31, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through August 31, 2024), as a percentage of the Fund’s NAV as of August 31, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of August 31, 2024. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, October 30, 2024. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on October 31, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for October Monthly Distribution as of September 30, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0453 (74%)	$0.0038 (6%)	$0.00 (0%)	$0.0124 (20%)

Cumulative Estimated Allocations fiscal year-to-date as of September 30, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.5535	$0.3592 (65%)	$0.0195 (3%)	$0.00 (0%)	$0.1748 (32%)

The Fund has experienced a cumulative loss in undistributed net realized and unrealized capital gains and losses totaling $1.6242 per share. Of that amount, $0.4691 per share represents unrealized depreciation of portfolio securities.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 9/30/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 9/30/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 9/30/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 9/30/2024)[4]
3.10%	10.39%	6.87%	7.80%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through September 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through September 30, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through September 30, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through September 30, 2024), as a percentage of the Fund’s NAV as of September 30, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of September 30, 2024. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, November 27, 2024. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on November 29, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for November Monthly Distribution as of October 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0425 (69%)	$0.00 (0%)	$0.00 (0%)	$0.0190 (31%)

Cumulative Estimated Allocations fiscal year-to-date as of October 31, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.6150	$0.4045 (66%)	$0.0233 (4%)	$0.00 (0%)	$0.1872 (30%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 10/31/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 10/31/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 10/31/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 10/31/2024)[4]
3.06%	10.54%	6.29%	8.79%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through October 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through October 31, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through October 31, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through October 31, 2024), as a percentage of the Fund’s NAV as of October 31, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of October 31, 2024. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, December 30, 2024. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on December 31, 2024 and for the fiscal year 2024 year-to-date are as follows:

Estimated Allocations for December Monthly Distribution as of November 30, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0615	$0.0407 (66%)	$0.00 (0%)	$0.00 (0%)	$0.0208 (34%)

Cumulative Estimated Allocations fiscal year-to-date as of November 30, 2024, for the fiscal year ending December 31, 2024:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.6765	$0.4470 (66%)	$0.0233 (3%)	$0.00 (0%)	$0.2062 (31%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes..

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 11/30/2024)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 11/30/2024)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 11/30/2024)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 11/30/2024)[4]
3.20%	10.53%	7.37%	9.65%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through November 30, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through November 30, 2024.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2023 through November 30, 2024, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2023 through November 30, 2024), as a percentage of the Fund’s NAV as of November 30, 2024.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Plan”) pursuant to which the Fund makes monthly distributions to shareholders at the fixed rate of $0.0615 per share. The Plan is intended to provide shareholders with consistent distributions each month and is intended to narrow the discount between the market price and the net asset value (“NAV”) of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 150 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With more than 1,500 investment professionals, and offices in major financial markets around the world, the California-based company has over 75 years of investment experience and over $1.6 trillion in assets under management as of November 30, 2024. For more information, please visit franklintempleton.com.

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